UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

IMAGE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-11071	84-0685613
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20525 Nordhoff Street, Suite 200, Chatsworth, California	91311
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 407-9100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the complaint filed in the Court of Chancery of the State of Delaware on February 11, 2008, by Image Entertainment, Inc. (“Image”), seeking to compel the prompt payment of the $4.2 million business interruption fee by BTP Acquisition Company, LLC as required by the previously announced amended and restated merger agreement, or by R2D2, LLC and CT1 Holdings, LLC as required by the guarantee granted in favor of Image.

Item 9.01 Financial Statements and Exhibits.

99.1	Complaint filed by Image Entertainment, Inc. in the Court of Chancery of the State of Delaware on February 11, 2008 (without exhibits).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGE ENTERTAINMENT, INC.

Date: February 12, 2008	By:	/s/ Dennis Hohn Cho

Dennis Hohn Cho
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Complaint filed by Image Entertainment, Inc. in the Court of Chancery of the State of Delaware on February 11, 2008 (without exhibits).